UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09038

                               The Olstein Funds
               (Exact name of registrant as specified in charter)

                             4 Manhattanville Road
                               Purchase, NY 10577
              (Address of principal executive offices) (Zip code)

                               Robert A. Olstein
                    (Name and address of agent for service)

                                 1-800-799-2113
               Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                      THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               December 31, 2005

Chairman's Message                                             February 8, 2006

Dear Shareholders:

For the year ended December 31, 2005, the Fund's Class C shares returned 2.8%, which trailed the S&P 500 Index by about 2%. In our opinion, the results were mediocre at best, but an occasional bout of mediocrity that has a plus sign in front (positive absolute returns) is not devastating. Losses, especially big ones, destroy the compounding process. Thus at certain times, we choose not to participate with crowds in widespread and widely-known segment moves which can produce outstanding upside potential, but leave us uncomfortable with potential downside risk. The energy sector was the major contributor to the broad index returns in 2005. We only had a small percentage of our portfolio in energy related stocks.

We found a few energy related stocks which met our upside potential/downside risk ratio but we were underinvested in the energy sector relative to the indexes. We refused to pay up for a heavily concentrated position in the energy related stocks, as we were not willing to accept the risk if oil prices did not continue the upward spiral that occurred in 2005. While the outperformers of 2005 were playing the energy stocks (and by the way, we cannot argue retroactively that they were wrong), we were able to purchase many companies out of the mainstream at significant discounts to our calculation of intrinsic value. Many of these companies were either experiencing what we believed were temporary problems, were out of the market mainstream or were surrounded by negative psychology. We believe it is impossible to continually predict the exact timing of the catalyst that should eventually lift the cloud. When we buy a stock, we can only say that we believe it is selling at a discount to our calculation of intrinsic value. Just because we buy something that we believe is undervalued does not set the stock into an immediate ascent. We need a catalyst which could be an earnings surprise, less negative psychology, an analyst's recommendation, etc., and it is our belief that the catalyst will occur within a 2-year time period. However, if you pay the right price created by temporary pessimism, when the cloud lifts, you are usually more than rewarded for the wait.

Rather than buying the current crowd favorites, we are always spending our time uncovering what we believe are future gems that are beneath the radar screen at the time. We believe future gems have less risk because the public has not yet priced the future positive changes we foresee into the price of the stock.
Thus, if the changes we envision do not occur, the stock should have less downside risk. Over the past 10 years, we have mined the landscape for so-called "ugly ducklings" that we believe are deemed to be ugly because of misperceptions, temporary factors, or short-term negative psychology. In 1998 and 1999, when speculators were buying tech companies like Lucent, Juniper Networks, and "dot coms", which were leading the performance game at the time (despite driving these stocks to unrealistic prices), we were staying under the performance radar scope by buying companies like Shaw Carpet (eventually bought by the legendary Warren Buffet) and Wendy's Restaurants, which were experiencing temporary problems but, in our opinion, were highly undervalued. When investors were buying MCI WorldCom and Enron, we were buying McDonalds and JC Penney, which were experiencing temporary difficulties, but setting the stage for an eventual turnaround by fine-tuning their business plans to deal with their new environment. All of these companies made positive contributions to the Fund's performance in the past. We are proud of the Fund's long-term performance. Please refer to the table at the end of this letter that illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made at the Fund's inception.

We are not contrarian investors, but we do look to protect our downside by buying companies we believe are currently selling for 70 cents on the dollar and waiting for these values to emerge. Unfortunately, the wait is sometimes longer than we expect or, in certain cases, we were too optimistic. We usually own some companies in the hottest sector of the market, but we buy them when they are not in vogue, enabling us to pay the right price. Paying the right price is the most important skill of a value investor. When a value investor gets the right price (in retrospect), it is usually because the value investor sees things other people do not. We try to spend time understanding why others are selling or not buying a stock and try to determine whether it is either overdone or irrational. When we correctly deem the reason for undervaluation is temporary, that is when we usually get the right price. Unfortunately, the wait for others to recognize this value can be taxing, to say the least.

Many of the catalysts we expected to occur in 2005 have yet to materialize. We had to eliminate stocks from our portfolio such as Tribune and Pier 1 as our expectations of future free cash flow were too optimistic. However, we believe that we currently have a portfolio of undervalued stocks that has been fine tuned to the current economic environment. We currently have 10% of the Fund's portfolio in cash and cash equivalents awaiting opportunities to develop based on new misperceptions and/or market corrections.

THE FUTURE

Many people ask what is going to happen in the market this year. You see many forecasters trying to predict what the future will bring in overall market trends. We do not try to predict the stock market, as we believe it is a loser's game. We look at individual companies and seek to buy companies whose free cash flow yield can exceed the yield on U.S. Treasuries by 100% or more over 3 to 5 year periods.

Two companies owned by the Fund as of the date of this letter, that we believe are unfairly in the investment doghouse are Xerox (XRX) and Marsh McLennan
(MMC). Xerox has cleaned up its balance sheet by generating large amounts of excess cash flow in the last few years despite little growth. At the same time, XRX made a seamless product transformation from black and white to color copiers. XRX has also developed into a major outsourcer of reproduction facilities for Fortune 500 companies. The growth of XRX's new products has been masked by the runoff in its high margin old line black and white business. We believe 2006 is the year when revenue growth in the new products overtakes the runoff in the old products.

Marsh McLennan was severely injured by the insurance scandal and mutual fund trading scandal. New management has done a great job in restructuring the company and changing its business model. The investing public is still focused on the scandal, which has produced a cheap price for the Fund. Marsh McLennan's three divisions (insurance brokerage, risk consulting, and investment management) have low capital spending requirements and as such, returns on capital are high. Margins are currently depressed and should return to more normalized levels as revenues come back. We are focused on the positive results that should start taking place in 2006 which should again establish trust in a company with an outstanding history.

CONCLUSION

Patience is a required attribute of a value investor. Jumping into a mutual fund when performance is stellar and jumping out during periods of underperformance is a high-risk game. We believe that trading mutual funds based on short-term (three years or less) performance is akin to road rage on the highway, which usually gets a driver nowhere but increases the risk of an accident. We seek to take on the role of the tortoise, not the hare. The management team has searched out what we believe are solid companies selling at cheap prices. We are realists and understand that money is quick to move if performance falls off over short periods of time. We don't worry about headline risk and volatility but continue to keep our focus on factors that drive long-term performance. Once we believe in the long-term prospects of a stock, we buy more on dips because we are focused on 3 to 5 years, not 3 to 5 months. We stand ready to endure short-term pain if necessary to achieve long-term gain.

We remain true to our shareholders and ourselves by following the investment discipline that has worked so well over the past ten years. There will never be a shortage of pundits who believe "what is" will always be. These pundits, as usual, will have a heavy influence on the mass of investors, which we believe will continue to create opportunities for the Fund. We do our own work, look at different angles and ways to approach problems, are willing to wait for our values to develop, and are never afraid to sell when we are wrong or when crowds take our stocks to overvaluation. We believe our success over the past ten years is based on an inner confidence to go against the prevailing trend. We don't believe in doing something just because others are doing it. We find value away from the mainstream and sell when others are getting too excited.

I am very proud to be working with the group of investment professionals who have been with me for more than ten years. Sean Reidy, my co-portfolio manager, and Eric Heyman, my director of research, have made significant contributions to this Fund's success. They keep me challenged and energized and are part of the reason I still enjoy coming to work after 38 years on Wall Street. We are material shareholders and have the same expectations of ourselves as you do. We value your support and trust.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions - see "Details")

                VALUE OF SHARES OWNED,                  VALUE OF SHARES OWNED,
                 IF INITIAL INVESTMENT                   IF INITIAL INVESTMENT
     DATE             WAS $10,000            DATE             WAS $10,000
     ----       -----------------------      ----       ----------------------
    9/21/95            $10,000             12/31/00            $30,596
    9/30/95             10,010              3/31/01             30,207
   12/31/95             10,261              6/30/01             36,192
    3/31/96             10,882              9/30/01             28,213
    6/30/96             11,462             12/31/01             35,340
    9/30/96             11,713              3/31/02             38,259
   12/31/96             12,760              6/30/02             33,797
    3/31/97             13,327              9/30/02             25,870
    6/30/97             14,602             12/31/02             28,529
    9/30/97             17,250              3/31/03             26,226
   12/31/97             17,205              6/30/03             31,448
    3/31/98             19,851              9/30/03             33,797
    6/30/98             18,468             12/31/03             38,853
    9/30/98             15,499              3/31/04             40,870
   12/31/98             19,788              6/30/04             41,297
    3/31/99             20,717              9/30/04             39,043
    6/30/99             25,365             12/31/04             43,146
    9/30/99             23,675              3/31/05             42,640
   12/31/99             26,692              6/30/05             42,302
    3/31/00             28,170              9/30/05             43,749
    6/30/00             28,899             12/31/05             44,350
    9/30/00             30,596

DETAILS

The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Fund's Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Fund's 1% maximum contingent deferred sales charge ("CDSC") for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Fund's Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/05, assuming reinvestment of dividends and capital gain distributions and deduction of the Fund's maximum CDSC during the one-year period, was 15.76%, 8.03%, and 1.79%, respectively. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Performance for other share classes will vary. Not FDIC insured / Not bank-guaranteed / May lose value.

The S&P 500(R) Index is an unmanaged index created by Standard & Poor's Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general. The S&P 500(R) Index is not an investment product available for purchase.

For a complete listing of the Fund's portfolio holdings, please see the Schedule of Investments starting on page 8. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund's investment philosophy. Do not make investments based on the securities referenced above.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing. A current prospectus may be obtained by calling
(800) 799-2113 or by visiting the Fund's website at www.olsteinfunds.com.

Expense Example                                   December 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions; if any; and
(2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee and a $25 distribution fee. The example below includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       Beginning           Ending            Expenses Paid
                                                     Account Value      Account Value      During Period*<F1>
                                                         7/1/05           12/31/05         7/1/05 - 12/31/05
                                                      ------------       -----------       ------------------
ACTUAL
     Class C                                           $1,000.00          $1,048.40              $11.26
     Adviser Class                                      1,000.00           1,014.22               11.07

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
     Class C                                           $1,000.00          $1,052.80               $7.40
     Adviser Class                                      1,000.00           1,018.00                7.27

*<F1> Expenses are equal to the Fund's annualized expense ratio of 2.18%, and 1.43% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments  December 31, 2005


Common Stocks                                                              90.1%
Short-Term Investments                                                      9.9%

Schedule of Investments                            December 31, 2005 (Unaudited)

                                                      Shares         Value
                                                      ------         -----
COMMON STOCKS - 89.7%

  AIR FREIGHT & LOGISTICS - 1.4%
     Pacer International, Inc.                       1,018,420  $   26,540,025
                                                                --------------

  BEVERAGES - 1.6%
     Molson Coors Brewing
       Company - Class B                               456,500      30,580,935
                                                                --------------

  BUSINESS SERVICES - 1.3%
     FTD Group, Inc. (a)<F2>(b)<F3>                  2,252,700      23,405,553
                                                                --------------

  CAPITAL MARKETS - 5.8%
     The Goldman Sachs
       Group, Inc.                                     108,900      13,907,619
     Janus Capital Group Inc.                        1,153,800      21,495,294
     Merrill Lynch & Co., Inc.                         237,200      16,065,556
     Morgan Stanley                                    498,800      28,301,912
     Waddell & Reed Financial,
       Inc. - Class A                                1,396,000      29,274,120
                                                                --------------
                                                                   109,044,501
                                                                --------------

  COMMERCIAL BANKS - 1.4%
     Bank of America
       Corporation                                     554,700      25,599,405
                                                                --------------

  COMMERCIAL SERVICES & SUPPLIES - 1.1%
     John H. Harland Company                           555,100      20,871,760
                                                                --------------

  COMMUNICATIONS EQUIPMENT - 4.5%
     Cisco Systems, Inc. (a)<F2>                     1,675,600      28,686,272
     CommScope, Inc. (a)<F2>                         1,178,800      23,729,244
     Lucent Technologies
       Inc. (a)<F2>                                  6,372,300      16,950,318
     Plantronics, Inc.                                 540,800      15,304,640
                                                                --------------
                                                                    84,670,474
                                                                --------------

  COMPUTERS & PERIPHERALS - 5.0%
     Adaptec, Inc. (a)<F2>                           3,187,600      18,551,832
     Diebold, Incorporated                             755,700      28,716,600
     NCR Corporation (a)<F2>                           653,200      22,169,608
     UNOVA, Inc. (a)<F2>                               707,100      23,899,980
                                                                --------------
                                                                    93,338,020
                                                                --------------

  CONSTRUCTION & ENGINEERING - 2.8%
     Quanta Services, Inc. (a)<F2>                   3,985,700      52,491,669
                                                                --------------

  ELECTRICAL EQUIPMENT - 1.0%
     Energy Conversion
       Devices, Inc. (a)<F2>                           434,400      17,701,800
                                                                --------------

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
     AVX Corporation                                 1,100,400      15,933,792
     Metrologic
       Instruments, Inc. (a)<F2>                       140,800       2,711,808
     Technitrol, Inc.                                1,317,400      22,527,540
                                                                --------------
                                                                    41,173,140
                                                                --------------

  ENERGY EQUIPMENT & SERVICES - 1.1%
     Newpark Resources, Inc. (a)<F2>                 2,671,100      20,380,493
                                                                --------------

  FOOD PRODUCTS - 3.5%
     Del Monte Foods Company                         6,296,300      65,670,409
                                                                --------------

  HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
     Baxter International Inc.                         572,500      21,554,625
     PerkinElmer, Inc.                                 856,600      20,181,496
                                                                --------------
                                                                    41,736,121
                                                                --------------

  HOTELS RESTAURANTS & LEISURE - 5.0%
     CKE Restaurants, Inc.                           2,432,500      32,863,075
     Darden Restaurants, Inc.                          190,400       7,402,752
     McDonald's Corporation                            922,550      31,108,386
     Scientific Games
       Corporation - Class A (a)<F2>                   790,012      21,551,527
                                                                --------------
                                                                    92,925,740
                                                                --------------

  HOUSEHOLD DURABLES - 3.9%
     American Greetings
       Corporation - Class A                         1,261,000      27,704,170
     Tupperware Corporation                          1,156,600      25,907,840
     Universal Electronics
       Inc. (a)<F2>(b)<F3>                           1,144,600      19,721,458
                                                                --------------
                                                                    73,333,468
                                                                --------------

  INDUSTRIAL CONGLOMERATES - 3.8%
     Tyco International Ltd. (c)<F4>                 2,421,800      69,893,148
                                                                --------------

  INSURANCE - 6.8%
     American International
       Group, Inc.                                     432,900      29,536,767
     Marsh & McLennan
       Companies, Inc.                               1,539,000      48,878,640
     Montpelier Re
       Holdings Ltd. (c)<F4>                         1,053,200      19,905,480
     XL Capital Ltd. - Class A (c)<F4>                 435,100      29,317,038
                                                                --------------
                                                                   127,637,925
                                                                --------------

  LEISURE EQUIPMENT & PRODUCTS - 2.4%
     Hasbro, Inc.                                    1,587,200      32,029,696
     Mattel, Inc.                                      765,800      12,114,956
                                                                --------------
                                                                    44,144,652
                                                                --------------

  MEDIA - 9.1%
     Gannett Co., Inc.                                 352,600      21,356,982
     Gray Television, Inc. (b)<F3>                   2,743,100      26,937,242
     The Interpublic Group
       of Companies, Inc. (a)<F2>                    6,760,000      65,234,000
     Journal Register Company                        1,232,100      18,419,895
     Tribune Company                                   208,000       6,294,080
     The Walt Disney Company                         1,324,900      31,757,853
                                                                --------------
                                                                   170,000,052
                                                                --------------

  METALS & MINING - 2.7%
     AK Steel Holding
       Corporation (a)<F2>                           2,682,900      21,329,055
     Cleveland-Cliffs Inc.                             223,300      19,777,681
     Phelps Dodge Corporation                           63,400       9,121,358
                                                                --------------
                                                                    50,228,094
                                                                --------------

  MULTILINE RETAIL - 2.1%
     Federated Department
       Stores, Inc.                                    450,200      29,861,766
     J. C. Penney Company, Inc.                        172,800       9,607,680
                                                                --------------
                                                                    39,469,446
                                                                --------------

  OFFICE ELECTRONICS - 1.7%
     Xerox Corporation (a)<F2>                       2,130,000      31,204,500
                                                                --------------

  OIL & GAS - 2.7%
     The Williams
       Companies, Inc.                               2,171,000      50,302,070
                                                                --------------

  PAPER & FOREST PRODUCTS - 1.3%
     Neenah Paper, Inc. (b)<F3>                        891,800      24,970,400
                                                                --------------

  PERSONAL PRODUCTS - 1.1%
     Playtex Products, Inc. (a)<F2>                  1,421,600      19,433,272
                                                                --------------

  SPECIALTY RETAIL - 10.7%
     Claire's Stores, Inc.                             804,500      23,507,490
     The Finish Line, Inc. -
       Class A                                         316,700       5,516,914
     Foot Locker, Inc.                               1,526,000      35,998,340
     The Home Depot, Inc.                              409,900      16,592,752
     Jo-Ann Stores, Inc. (a)<F2>(b)<F3>              1,917,500      22,626,500
     Office Depot, Inc. (a)<F2>                        799,100      25,091,740
     Pier 1 Imports, Inc.                            1,923,300      16,790,409
     RadioShack Corporation                          1,376,000      28,937,280
     Ross Stores, Inc.                                 832,900      24,070,810
                                                                --------------
                                                                   199,132,235
                                                                --------------

  TEXTILES, APPAREL & LUXURY GOODS - 1.5%
     Jones Apparel Group, Inc.                         372,000      11,427,840
     Tommy Hilfiger
       Corporation (a)<F2>(c)<F4>                    1,056,200      17,152,688
                                                                --------------
                                                                    28,580,528
                                                                --------------
     TOTAL COMMON STOCKS
       (Cost $1,431,527,191)                                     1,674,459,835
                                                                --------------

SHORT-TERM INVESTMENTS - 9.9%

  MUTUAL FUNDS - 0.2%
     First American Prime
       Obligations Fund                              3,104,996       3,104,996
                                                                --------------

                                                   Principal
                                                     Amount
                                                   ---------
  U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
     Federal Home Loan Bank:
       2.65%, due 1/3/06
         to 1/23/06                               $137,660,000     137,515,150
       4.000%, due 1/4/06                           14,242,000      14,237,312
                                                                --------------
                                                                   151,752,462
                                                                --------------
     Freddie Mac
       2.65%, due 1/30/06
         and 1/31/06                                30,204,000      30,107,462
                                                                --------------
     TOTAL U.S. GOVERNMENT
       AGENCY OBLIGATIONS                                          181,859,924
                                                                --------------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $184,964,920)                                         184,964,920
                                                                --------------
TOTAL INVESTMENTS - 99.6%
  (Cost $1,616,492,111)                                          1,859,424,755
                                                                --------------
OTHER ASSETS IN EXCESS
  OF LIABILITIES - 0.4%                                              7,974,519
                                                                --------------
TOTAL NET ASSETS - 100.0%                                       $1,867,399,274
                                                                --------------
                                                                --------------

(a)<F2>   Non-income producing security.
(b)<F3> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7.
(c)<F4>   Dollar-denominated foreign security.

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                December 31, 2005 (Unaudited)

ASSETS:
  Investments, at value:
     Investments in securities of unaffiliated issuers
       (cost $1,474,223,136)                                    $1,741,763,602
     Investments in securities of affiliated issuers
       (cost $142,268,975) (See Note 7)                            117,661,153
                                                                --------------
  Total investments (cost $1,616,492,111)                        1,859,424,755
  Cash                                                                 214,850
  Receivable from brokers for proceeds on securities sold short          3,482
  Receivable for securities sold                                    14,358,532
  Receivable for capital shares sold                                 2,287,451
  Dividends and interest receivable                                  1,878,992
  Other assets                                                          51,718
                                                                --------------
          Total Assets                                           1,878,219,780
                                                                --------------
LIABILITIES:
  Payable for securities purchased                                   1,708,277
  Payable for capital shares redeemed                                2,834,750
  Distribution expense payable                                       3,978,794
  Payable to Investment Manager (See Note 4)                         1,606,977
  Accrued expenses and other liabilities                               691,708
                                                                --------------
          Total Liabilities                                         10,820,506
                                                                --------------
NET ASSETS                                                      $1,867,399,274
                                                                --------------
                                                                --------------
NET ASSETS CONSIST OF:
  Capital stock                                                 $1,618,339,209
  Accumulated net realized gain on investments sold                  6,127,421
  Net unrealized appreciation on investments                       242,932,644
                                                                --------------
          Total Net Assets                                      $1,867,399,274
                                                                --------------
                                                                --------------
CLASS C:
  Net Assets                                                    $1,467,406,269
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         89,436,857
  Net asset value, offering and redemption (may be subject to
    contingent deferred sales charge) price per share                   $16.41
                                                                        ------
                                                                        ------
ADVISER CLASS:
  Net Assets                                                      $399,993,005
  Shares of beneficial interest outstanding (unlimited number
    of shares authorized, $0.001 par value)                         23,032,988
  Net asset value, offering and redemption price per share              $17.37
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                   For the
                                                               Six Months Ended
                                                              December 31, 2005
                                                              -----------------
                                                                 (Unaudited)
INVESTMENT INCOME:
  Dividend income:
     Dividend income from securities of unaffiliated issuers     $11,915,416
     Dividend income from securities of affiliated issuers
       (See Note 7)                                                  403,134
  Interest income                                                  2,492,466
                                                                 -----------
          Total investment income                                 14,811,016
                                                                 -----------
EXPENSES:
  Investment management fee (See Note 4)                           9,631,116
  Distribution expense - Class C                                   7,536,958
  Distribution expense - Adviser Class                               523,540
  Shareholder servicing and accounting costs                         892,752
  Administration fee                                                 455,708
  Professional fees                                                  102,364
  Reports to shareholders                                             79,906
  Custody fees                                                        71,348
  Federal and state registration                                      63,556
  Trustees' fees and expenses                                         61,867
  Other                                                               29,397
                                                                 -----------
          Total expenses                                          19,448,512
                                                                 -----------
          Net investment loss                                     (4,637,496)
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain (loss) on:
     Investments of unaffiliated issuers                          88,175,010
     Investments of affiliated issuers (See Note 7)               (1,964,281)
  Change in unrealized appreciation/depreciation on investments   10,847,113
                                                                 -----------
  Net realized and unrealized gain on investments                 97,057,842
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $92,420,346
                                                                 -----------
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                     For the             For the
                                                                 Six Months Ended       Year Ended
                                                                December 31, 2005     June 30, 2005
                                                                -----------------     -------------
                                                                   (Unaudited)
OPERATIONS:
   Net investment loss                                            $   (4,637,496)     $  (16,870,214)
   Net realized gain (loss) on:
       Investments                                                    86,210,729         184,254,286
       Short positions                                                        --            (806,532)
   Change in unrealized appreciation/depreciation on:
       Investments                                                    10,847,113        (119,084,707)
       Short positions                                                        --           2,598,476
                                                                  --------------      --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  92,420,346          50,091,309
                                                                  --------------      --------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                           (160,597,459)        (24,672,392)
                                                                  --------------      --------------

DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                            (42,475,205)         (6,968,131)
                                                                  --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 6)                                    91,076,888        (139,286,596)
                                                                  --------------      --------------

TOTAL DECREASE IN NET ASSETS                                         (19,575,430)       (120,835,810)

NET ASSETS:
   Beginning of period                                             1,886,974,704       2,007,810,514
                                                                  --------------      --------------
   End of period                                                  $1,867,399,274      $1,886,974,704
                                                                  --------------      --------------
                                                                  --------------      --------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                                                                                                   FOR THE PERIOD
                                            FOR THE     FOR THE      FOR THE     FOR THE      FOR THE    FOR THE      SEPT. 21,
                                          SIX MONTHS      YEAR       PERIOD        YEAR        YEAR       YEAR       1999++<F5>
                                             ENDED       ENDED        ENDED       ENDED        ENDED      ENDED        THROUGH
                                           DEC. 31,     JUNE 30,    JUNE 30,     AUG. 31,    AUG. 31,   AUG. 31,      AUG. 31,
                                             2005         2005     2004 4<F11>     2003        2002       2001          2000
                                          ----------    --------   -----------   --------    --------   --------   --------------
                                          (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD       $18.38       $18.09      $14.93       $12.66      $15.77     $16.89        $17.48
                                            ------       ------      ------       ------      ------     ------        ------
INVESTMENT OPERATIONS:
   Net investment income (loss)1<F8>          0.01        (0.05)      (0.03)       (0.05)      (0.07)     (0.04)         0.05
   Net realized and unrealized
     gain (loss) on investments               0.97         0.62        3.19         2.32       (1.84)      1.74          3.10
                                            ------       ------      ------       ------      ------     ------        ------
       Total from investment operations       0.98         0.57        3.16         2.27       (1.91)      1.70          3.15
                                            ------       ------      ------       ------      ------     ------        ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                        (1.99)       (0.28)         --           --       (1.20)     (2.82)        (3.74)
                                            ------       ------      ------       ------      ------     ------        ------
NET ASSET VALUE - END OF PERIOD             $17.37       $18.38      $18.09       $14.93      $12.66     $15.77        $16.89
                                            ------       ------      ------       ------      ------     ------        ------
                                            ------       ------      ------       ------      ------     ------        ------

TOTAL RETURN                                 5.28%++      3.18%      21.17%++     17.93%    (13.21)%     11.99%        25.17%++
                                                 <F6>                     <F6>                                              <F6>

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F9>                             1.43%*       1.42%       1.41%*       1.48%       1.43%      1.43%         1.45%*
                                                 <F7>                     <F7>                                              <F7>
   Net investment income (loss)              0.11%*     (0.28)%     (0.25)%*     (0.41)%     (0.46)%    (0.22)%         0.34%*
                                                 <F7>                     <F7>                                              <F7>
Portfolio turnover rate3<F10>               27.58%       68.46%      52.45%       79.55%      81.86%    106.56%       158.44%
Net assets at end of
  period (000 omitted)                    $399,993     $413,800    $451,620     $350,583    $356,839   $198,742       $24,058

++<F5> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F6>    Not annualized.
*<F7>     Annualized.
1<F8> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
2<F9> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003, 2002 and 2000 was 0.00%, 0.02%,
          0.01% and 0.00%, respectively. There were no dividends on short positions for the periods ended December 31, 2005, June 30, 2004 and August 31, 2001.
3<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F11> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                             FOR THE     FOR THE      FOR THE     FOR THE      FOR THE    FOR THE      FOR THE
                                           SIX MONTHS      YEAR       PERIOD        YEAR        YEAR        YEAR        YEAR
                                              ENDED       ENDED        ENDED       ENDED        ENDED      ENDED        ENDED
                                            DEC. 31,     JUNE 30,    JUNE 30,     AUG. 31,    AUG. 31,    AUG. 31,    AUG. 31,
                                              2005         2005     2004 4<F19>     2003        2002        2001     2000++<F12>
                                           ----------    --------   -----------   --------    --------    --------   -----------
                                           (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $17.54       $17.40      $14.45       $12.34      $15.51      $16.77      $17.43
                                             ------       ------      ------       ------      ------      ------      ------
INVESTMENT OPERATIONS:
   Net investment loss1<F16>                  (0.06)       (0.18)      (0.13)       (0.14)      (0.18)      (0.12)      (0.07)
   Net realized and unrealized
     gain (loss) on investments                0.92         0.60        3.08         2.25       (1.79)       1.68        3.15
                                             ------       ------      ------       ------      ------      ------      ------
       Total from
         investment operations                 0.86         0.42        2.95         2.11       (1.97)       1.56        3.08
                                             ------       ------      ------       ------      ------      ------      ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                         (1.99)       (0.28)         --           --       (1.20)      (2.82)      (3.74)
                                             ------       ------      ------       ------      ------      ------      ------
NET ASSET VALUE -
  END OF PERIOD                              $16.41       $17.54      $17.40       $14.45      $12.34      $15.51      $16.77
                                             ------       ------      ------       ------      ------      ------      ------
                                             ------       ------      ------       ------      ------      ------      ------

TOTAL RETURN++<F13>                           4.84%*       2.43%      20.42%*      17.10%    (13.86)%      11.12%      24.64%
                                                  <F14>                    <F14>

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F17>                             2.18%**      2.17%       2.16%**      2.23%       2.18%       2.18%       2.20%
                                                  <F15>                    <F15>
   Net investment loss                      (0.64)%**    (1.03)%     (1.00)%**    (1.16)%     (1.21)%     (0.75)%     (0.44)%
                                                  <F15>                    <F15>
Portfolio turnover rate3<F18>                27.58%       68.46%      52.45%       79.55%      81.86%     106.56%     158.44%
Net assets at end of
  period (000 omitted)                   $1,467,406   $1,473,175  $1,556,190   $1,194,726  $1,020,455    $684,738    $465,652

++<F12> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F13>   Total returns do not reflect any deferred sales charge for Class C
          Shares.
*<F14>    Not annualized.
**<F15>   Annualized.
1<F16> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F17> The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003, 2002 and 2000 was 0.00%, 0.02%,
          0.01% and 0.00%, respectively. There were no dividends on short positions for the periods ended December 31, 2005, June 30, 2004 and August 31, 2001.
3<F18> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4<F19> On April 29, 2004, the Fund's Board approved changing the Fund's fiscal year end to June 30.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware statutory trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

   The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in
   Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares within one year of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security is valued at the mean between the closing bid and ask price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager"). The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may also use independent pricing services to assist in pricing portfolio securities.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared and paid annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investment income includes $3,482 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

   Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not attributable to a particular class are typically allocated among each class in proportion to their respective net assets.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) for the Fund were $488,598,503 and $741,516,522, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the six months ended December 31, 2005.

   At June 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

   Cost of Investments                                       $1,717,265,597
                                                             --------------
                                                             --------------
   Gross unrealized appreciation                             $  310,415,331
   Gross unrealized depreciation                                (91,158,973)
                                                             --------------
   Net unrealized appreciation/(depreciation)                $  219,256,358
                                                             --------------
                                                             --------------
   Undistributed ordinary income                             $           --
   Undistributed long-term capital gain                         140,456,025
                                                             --------------
   Total distributable earnings                              $  140,456,025
                                                             --------------
                                                             --------------
   Other accumulated losses                                  $           --
                                                             --------------
   Total accumulated earnings/(losses)                       $  359,712,383
                                                             --------------
                                                             --------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

   The tax components of dividends paid during the period ended December 31, 2005 and the year ended June 30, 2005 were as follows:

                                    December 31, 2005        June 30, 2005
                                    -----------------        -------------
   Ordinary Income                     $ 22,961,122           $        --
   Long-Term Capital Gains             $180,111,542           $42,849,523

   Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's total assets. At December 31, 2005, the Fund had no short positions outstanding.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates as the investment manager (the "Investment Manager"). Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended December 31, 2005, the Fund incurred investment management fees of $9,631,116, with $1,606,977 payable to the Investment Manager as of December 31, 2005.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the six months ended December 31, 2005, fees incurred by the Fund pursuant to the 12b-1 Plans were $7,536,958 for Class C and $523,540 for Adviser Class Shares.

   During the six months ended December 31, 2005, the Fund paid total brokerage commissions of $367,635 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At December 31, 2005, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                 DECEMBER 31, 2005                    JUNE 30, 2005
                                               ----------------------             ----------------------
                                                      CLASS C                            CLASS C
                                               SHARES          AMOUNT             SHARES          AMOUNT
                                               ------          ------             ------          ------
   Shares sold                                2,638,308    $  47,011,796         9,509,131    $ 161,933,785
   Shares issued to shareholders in
     reinvestment of distributions            9,189,907      152,001,071         1,358,307       23,444,392
   Shares redeemed                           (6,396,892)    (115,239,514)      (16,281,141)    (279,789,557)
                                             ----------    -------------       -----------    -------------
   Net increase (decrease)                    5,431,323    $  83,773,353        (5,413,703)   $ (94,411,380)
                                                           -------------                      -------------
                                                           -------------                      -------------
   SHARES OUTSTANDING:
   Beginning of period                       84,005,534                         89,419,237
                                             ----------                        -----------
   End of period                             89,436,857                         84,005,534
                                             ----------                        -----------
                                             ----------                        -----------

                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                 DECEMBER 31, 2005                    JUNE 30, 2005
                                               ----------------------             ----------------------
                                                   ADVISER CLASS                      ADVISER CLASS
                                               SHARES          AMOUNT             SHARES          AMOUNT
                                               ------          ------             ------          ------
   Shares sold                                2,058,097    $  38,639,138         6,745,651    $ 119,478,082
   Shares issued to shareholders in
     reinvestment of distributions            2,351,694       41,154,642           374,944        6,752,749
   Shares redeemed                           (3,888,379)     (72,490,245)       (9,572,326)    (171,106,047)
                                             ----------    -------------       -----------    -------------
   Net increase (decrease)                      521,412    $   7,303,535        (2,451,731)   $ (44,875,216)
                                                           -------------                      -------------
                                                           -------------                      -------------
   SHARES OUTSTANDING:
   Beginning of period                       22,511,576                         24,963,307
                                             ----------                        -----------
   End of period                             23,032,988                         22,511,576
                                             ----------                        -----------
                                             ----------                        -----------

   Total Net Increase (Decrease)                           $  91,076,888                      $(139,286,596)
                                                           -------------                      -------------
                                                           -------------                      -------------

7. OTHER AFFILIATES.*<F20> Investments representing 5% or more of the outstanding voting securities of a company held in the Fund's portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of December 31, 2005 amounted to $117,661,153 representing 6.30% of net assets. Transactions during the six months ended December 31, 2005 in which the issuer was an "affiliated person" are as follows:

                                                                               OshKosh
                             FTD         Gray         Jo-Ann      Neenah    B'Gosh, Inc. -                 Universal
              Cambrex       Group,    Television,    Stores,      Paper,         Class       Technitrol,  Electronics
          Corporation**<F21> Inc.        Inc.          Inc.        Inc.    A**<F21>,***<F22> Inc.**<F21>      Inc.        Total
          ----------------- ------    -----------    -------      ------   ----------------- -----------  -----------     -----
June 30, 2005
  Balance
  Shares      1,369,400    1,854,600    2,290,500           --           --       757,700             --    1,144,600     7,416,800
  Cost      $31,688,900  $23,034,849  $29,293,879  $        --  $        --   $16,253,013    $        --  $16,938,367  $117,209,008

Gross Additions
  Shares             --      398,100      590,801      762,801      153,651            --        263,501           --     2,168,854
  Cost      $        --  $ 4,173,172  $ 5,429,397  $13,550,677  $ 4,428,296   $        --    $ 3,407,606  $        --  $ 30,989,148

Gross Deductions
  Shares         48,950           --      143,450           --           --       167,050        263,550           --       623,000
  Cost      $ 1,362,861  $        --  $ 2,031,687  $        --  $        --   $ 3,643,597    $ 6,177,425  $        --  $ 13,215,570

December 31, 2005
  Balance
  Shares             --    2,252,700    2,743,100    1,917,500      891,800            --             --    1,144,600     8,949,700
  Cost      $        --  $27,208,021  $31,856,556  $39,163,732  $27,102,299   $        --    $        --  $16,938,367  $142,268,975
            -----------  -----------  -----------  -----------  -----------   -----------    -----------  -----------  ------------
            -----------  -----------  -----------  -----------  -----------   -----------    -----------  -----------  ------------

Realized
  gain
  (loss)    $  (425,077) $        --  $  (176,651) $        --  $        --   $   699,703    $(2,062,256) $        --  $ (1,964,281)
            -----------  -----------  -----------  -----------  -----------   -----------    -----------  -----------  ------------
            -----------  -----------  -----------  -----------  -----------   -----------    -----------  -----------  ------------

Investment
  Income    $    41,082  $        --  $    82,293  $        --  $    81,580   $        --    $   198,179  $        --  $    403,134
            -----------  -----------  -----------  -----------  -----------   -----------    -----------  -----------  ------------
            -----------  -----------  -----------  -----------  -----------   -----------    -----------  -----------  ------------

  *<F20> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.

 **<F21> Security that was considered affiliated due to the Fund's beneficial ownership representing more than 5% of the outstanding securities during the six months ended December 31, 2005, but not at December 31, 2005.

***<F22>   Oshkosh B'Gosh was acquired by Carters, Inc.(R) on 7/15/05.

           Note: Schedule may not roll forward, as the schedule only reflects activity during time the Fund was deemed an affiliate (held more than 5% of a stock's outstanding securities).

8. LINE OF CREDIT. The Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the "Bank") to be used for liquidity purposes. The interest rate on any borrowings is the Bank's announced prime rate. During the six months ended December 31, 2005, the Fund did not draw upon the line of credit.

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Fund, has delegated all proxy voting responsibilities related to the portfolio securities held by the Fund to the Investment Manager. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113. A description is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.
       -----------

The Investment Manager's proxy voting record for the Fund for annual periods ending June 30 each year will be available to shareholders. The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.
                                                -----------

PORTFOLIO HOLDINGS

The Fund includes a complete schedule of its portfolio holdings in its annual and semi-annual reports. The Fund is required to file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Form N-Q is available, without charge, upon request on the SEC's website at http://www.sec.gov. Copies of Form N-Q can also be obtained by
                        -----------
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfosec.gov.
                         ---------------------

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on August 25, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved renewal of the Investment Management Agreement. In reaching this decision, the Board of Trustees evaluated information furnished throughout the year at regular board meetings, in addition to information specifically furnished for the annual board meeting held to consider such renewal. Such information included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the Investment Manager, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the Board of Trustees also included special reports comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund.

The Board reviewed information regarding the financial and profitability situation of the Manager and discussed the issue of potential economies of scale and the imposition of breakpoints. The Investment Manager confirmed that it would be willing to share economies of scale with investors through management fee breakpoints in the future, but indicated that such economies were not expected in the near term. The Board of Trustees also considered the extent to which the Investment Manager may possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services.

Based upon its review of such material and information together with other relevant information, the Board of Trustees, including a majority of Independent Trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the Board of Trustees took into account a combination of factors, including the performance of the Fund, the reasonableness of expenses charged to the Fund and the scope and quality of investment management services provided to the Fund.

In considering the scope and quality of investment management services, the Board also considered the fact that the Fund was established expressly to be an investment vehicle for investors who desire to have their investments managed by the Investment Manager. Consideration was also given to the Investment Manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the Code of Ethics which governs personal securities trading by Fund management.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                               Purchase, NY 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                             ----------------------
                               Ernst & Young LLP
                             233 South Wacker Drive
                               Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  The Olstein Funds
                   ------------------------------------------------

     By (Signature and Title)  /s/ Robert A. Olstein
                               ------------------------------------
                               Robert A. Olstein, President

     Date   March 13, 2006
            -------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ Robert A. Olstein
                               ------------------------------------
                               Robert A. Olstein, President

     Date   March 13, 2006
            -------------------------------------------------------

     By (Signature and Title)  /s/ Michael Luper
                               ------------------------------------
                               Michael Luper, Treasurer

     Date   March 13, 2006
            -------------------------------------------------------